Supplement dated June 12, 2026, to the Prospectuses dated May 1, 2026, for Protective Investors Benefit Advisory VUL, Protective Strategic Objectives II VUL,

and Protective DualCare VUL Policies

issued by Protective Life Insurance Company

Protective Variable Life Separate Account

Supplement dated June 12, 2026, to the Prospectuses dated May 1, 2026,

for Protective Strategic Objectives VUL II NY Policies

issued by Protective Life and Annuity Insurance Company

Protective NY Variable Life Separate Account

This Supplement amends certain information in your variable universal life policy prospectus, initial summary prospectus, and updating summary prospectus, as applicable (collectively, the “Prospectuses”). Please read this Supplement carefully and keep it with your Prospectuses for future reference.

On or about October 5, 2026, it is anticipated that Putnam VT Sustainable Leaders Fund, a Fund available under your Policy, will change its name (as shown below), investment strategies, and investment policy. These changes are subject to shareholder approval and will be detailed in a Proxy Statement expected to be mailed around August 20, 2026. If shareholders do not approve the proposal, the Fund will continue operating as it does today and retain the current name. See the Fund prospectus for more information regarding the proposed changes.

CURRENT FUND NAME	NEW FUND NAME
Putnam VT Sustainable Leaders Fund	Putnam VT Focused U.S. Research Fund

After October 5, 2026, if approved by the shareholders, all references to the Fund in your Policy Prospectuses are hereby replaced with the new fund name.

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If you have any questions regarding this Supplement, please contact your investment professional or us by calling toll free at 1-800-265-1545. You may also obtain Fund prospectuses online at www.protective.com/productprospectus by selecting your Policy then “Investment Options.” Please keep this Supplement for future reference.